Exhibit 99.2

              Northeast Utilities and Subsidiaries
              ------------------------------------
                 Consolidated Balance Sheets
                 ---------------------------


                                                                      December 31,      December 31,
                                                                         2003              2002
                                                                         ----              ----
                                                                         (Thousands of Dollars)
ASSETS
------

Current Assets:
  Cash and cash equivalents                                          $     37,196      $     50,333
  Unrestricted cash from counterparties                                    46,496            16,890
  Restricted cash - LMP costs                                              93,630               -
  Special deposits                                                         79,120            30,716
  Investments in securitizable assets                                     166,465           178,908
  Receivables, net                                                        704,893           767,089
  Unbilled revenues                                                       125,881           126,236
  Fuel, materials and supplies, at average cost                           154,076           119,853
  Derivative assets                                                       301,194           130,929
                                                                           63,780           110,261
                                                                     ------------      ------------
  Prepayments and other                                                 1,772,731         1,531,215
                                                                     ------------      ------------

Property, Plant and Equipment:
  Electric utility                                                      5,465,854         5,141,951
  Gas utility                                                             743,990           679,055
  Competitive energy                                                      885,953           866,294
  Other                                                                   221,986           205,115
                                                                     ------------       -----------
                                                                        7,317,783         6,892,415
    Less: Accumulated depreciation                                      2,244,263         2,163,613
                                                                     ------------       -----------
                                                                        5,073,520         4,728,802
  Construction work in progress                                           356,396           320,567
                                                                     ------------       -----------
                                                                        5,429,916         5,049,369
                                                                     ------------       -----------

Deferred Debits and Other Assets:
  Regulatory assets                                                     2,974,022         3,076,095
  Goodwill                                                                319,986           321,004
  Purchased intangible assets, net                                         22,956            24,863
  Prepaid pension                                                         360,706           328,890
  Other                                                                   428,567           433,444
                                                                     ------------      ------------
                                                                        4,106,237         4,184,296
                                                                     ------------       -----------


Total Assets                                                          $11,308,884       $10,764,880
                                                                     ------------      ------------
                                                                     ------------      ------------


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


              Northeast Utilities and Subsidiaries
              ------------------------------------
                 Consolidated Balance Sheets
                 ---------------------------


                                                                      December 31,      December 31,
                                                                          2003              2002
                                                                          ----              ----
                                                                        (Thousands of Dollars)
LIABILITIES AND CAPITALIZATION
------------------------------

Current Liabilities:
  Notes payable to banks                                             $    105,000      $     56,000
  Long-term debt - current portion                                         64,936            56,906
  Accounts payable                                                        768,783           776,219
  Accrued taxes                                                            51,598           141,667
  Accrued interest                                                         41,653            40,597
  Derivative liabilities                                                  164,689            63,900
  Other                                                                   249,576           208,680
                                                                     ------------      ------------
                                                                        1,446,235         1,343,969
                                                                     ------------      ------------
Rate Reduction Bonds                                                    1,729,960         1,899,312
                                                                     ------------      ------------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                                     1,287,354         1,436,507
  Accumulated deferred investment tax credits                             102,652           106,471
  Deferred contractual obligations                                        469,218           354,469
  Regulatory liabilities                                                1,164,288           740,195
  Other                                                                   247,526           270,092
                                                                     ------------      ------------
                                                                        3,271,038         2,907,734
                                                                     ------------      ------------

Capitalization:
  Long-Term Debt                                                        2,481,331         2,287,144
                                                                     ------------      ------------

  Preferred Stock of Subsidiaries - Nonredeemable                         116,200           116,200
                                                                     ------------      ------------

  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 150,398,403 shares issued
    and 127,695,999 shares outstanding in 2003 and
    149,375,847 shares issued and 127,562,031 shares
    outstanding in 2002                                                   751,992           746,879
   Capital surplus, paid in                                             1,108,924         1,108,338
   Deferred contribution plan - employee stock
    ownership plan                                                        (73,694)         (87,746)
   Retained earnings                                                      808,932           765,611
   Accumulated other comprehensive income                                  25,991            14,927
   Treasury stock                                                        (358,025)         (337,488)
                                                                     ------------      ------------
  Common Shareholders' Equity                                           2,264,120         2,210,521
                                                                     ------------      ------------
Total Capitalization                                                    4,861,651         4,613,865
                                                                     ------------      ------------


Total Liabilities and Capitalization                                  $11,308,884       $10,764,880
                                                                     ------------      ------------
                                                                     ------------      ------------


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


Exhibit 99.2

       Northeast Utilities and Subsidiaries
       ------------------------------------
       Consolidated Statements of Income
       ---------------------------------


                                                                                 Three Months Ended
                                                                                    December 31,
                                                                              ----------------------------
                                                                                 2003            2002
                                                                              -----------    -------------
                                                                                (Thousands of Dollars,
                                                                              Except Share Information)

Operating Revenues                                                            $1,514,818       $ 1,404,200
                                                                             ------------      ------------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                    967,618           850,240
    Other                                                                        255,281           171,617
  Maintenance                                                                     62,171            69,455
  Depreciation                                                                    53,344            48,889
  Amortization                                                                    49,884           227,841
  Amortization of rate reduction bonds                                            37,940            32,573
  Taxes other than income taxes                                                   54,069            50,475
  Gain on sale of utility plant                                                       -           (187,113)
                                                                             ------------      ------------
       Total operating expenses                                                1,480,307         1,263,977
                                                                             ------------      ------------
Operating Income                                                                  34,511           140,223
Interest Expense:
  Interest on long-term debt                                                      32,763            32,971
  Interest on rate reduction bonds                                                26,271            28,252
  Other interest                                                                     905             5,680
                                                                             ------------      ------------
        Interest expense, net                                                     59,939            66,903
                                                                             ------------      ------------
Other (Loss)/Income, Net                                                          (6,443)           24,113
                                                                             ------------      ------------
(Loss)/Income Before Income Tax (Benefit)/Expense                                (31,871)           97,433
Income Tax (Benefit)/Expense                                                     (23,361)           40,008
                                                                             ------------      ------------
(Loss)/Income Before Preferred Dividends of Subsidiaries                          (8,510)           57,425
Preferred Dividends of Subsidiaries                                                1,390             1,390
                                                                             ------------      ------------
(Loss)/Income Before Cumulative Effect of Accounting Change                       (9,900)           56,035
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                       -                  -
                                                                              ------------      ------------
Net (Loss)/Income                                                            $    (9,900)    $      56,035
                                                                             ------------      ------------
                                                                             ------------      ------------
Fully Diluted (Loss)/Earnings Per Common Share:
  (Loss)/Income Before Cumulative Effect of Accounting Change                $     (0.08)    $        0.44
  Cumulative effect of accounting change,
    net of tax benefit                                                                -                 -
                                                                             ------------      ------------
Fully Diluted (Loss)/Earnings Per Common Share                               $     (0.08)    $        0.44
                                                                             ------------      ------------
                                                                             ------------      ------------
Fully Diluted Common Shares Outstanding (average)                             127,768,667      128,179,015
                                                                             ------------      ------------
                                                                             ------------      ------------



The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



       Northeast Utilities and Subsidiaries
       ------------------------------------
       Consolidated Statements of Income
       ---------------------------------


                                                                                  Twelve Months Ended
                                                                                     December 31,
                                                                              ----------------------------
                                                                                 2003            2002
                                                                              -----------    -------------
                                                                                 (Thousands of Dollars,
                                                                               Except Share Information)


Operating Revenues                                                             $   6,069,156    $  5,237,000
                                                                               -------------    ------------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                      3,730,416       3,046,781
    Other                                                                            900,437         752,482
  Maintenance                                                                        232,030         263,487
  Depreciation                                                                       204,388         205,646
  Amortization                                                                       182,675         312,955
  Amortization of rate reduction bonds                                               153,172         148,589
  Taxes other than income taxes                                                      232,672         227,518
  Gain on sale of utility plant                                                         -           (187,113)
                                                                               -------------      ------------
       Total operating expenses                                                    5,635,790       4,770,345
                                                                               -------------      ------------
Operating Income                                                                     433,366         466,655
Interest Expense:
  Interest on long-term debt                                                         126,259         134,471
  Interest on rate reduction bonds                                                   108,359         115,791
  Other interest                                                                      11,740          20,249
                                                                               -------------      ------------
        Interest expense, net                                                        246,358         270,511
                                                                               -------------      ------------
Other (Loss)/Income, Net                                                                (435)         43,828
                                                                               -------------      ------------
(Loss)/Income Before Income Tax (Benefit)/Expense                                    186,573         239,972
Income Tax (Benefit)/Expense                                                          59,862          82,304
                                                                               -------------      ------------
(Loss)/Income Before Preferred Dividends of Subsidiaries                             126,711         157,668
Preferred Dividends of Subsidiaries                                                    5,559           5,559
                                                                               -------------      ------------
(Loss)/Income Before Cumulative Effect of Accounting Change                          121,152         152,109

Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                        (4,741)           -
                                                                               -------------      ------------
Net (Loss)/Income                                                              $     116,411   $     152,109
                                                                               -------------      ------------
                                                                               -------------      ------------

Fully Diluted (Loss)/Earnings Per Common Share:
  (Loss)/Income Before Cumulative Effect of Accounting Change                  $        0.95   $        1.18
  Cumulative effect of accounting change,
    net of tax benefit                                                                 (0.04)            -
                                                                               -------------      ------------
Fully Diluted (Loss)/Earnings Per Common Share                                 $        0.91   $        1.18
                                                                               -------------      ------------
                                                                               -------------      ------------

Fully Diluted Common Shares Outstanding (average)                                127,240,724     129,341,360
                                                                               -------------      ------------
                                                                               -------------      ------------


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.